UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2020

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	CREE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On October 18, 2020, Cree, Inc. (“Cree” or the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with SMART Global Holdings, Inc., a Cayman Islands exempted company (“SGH”), and Chili Acquisition, Inc., a wholly owned subsidiary of SGH (collectively with SGH, “SMART”). The transaction, which was approved by both Cree’s Board of Directors and SMART’s Board of Directors, is targeted to close in the first calendar quarter of 2021, subject to customary closing conditions and governmental approvals.

Pursuant to the Purchase Agreement, Cree will sell to SMART, and SMART will (i) purchase from Cree, (a) certain equipment, inventory, intellectual property rights, contracts, and real estate comprising Cree’s LED Products business, which consists of LED chips and LED components, (b) all of the issued and outstanding equity interests of Cree Huizhou Solid State Lighting Company Limited, a limited liability company organized under the laws of the People’s Republic of China and an indirect wholly owned subsidiary of Cree, and (c) Cree’s ownership interest in Cree Venture LED Company Limited, Cree’s joint venture with San’an Optoelectronics Co., Ltd. (collectively, the “LED Business”); and (ii) assume certain liabilities related to the LED Business (collectively (i) and (ii), the “Transaction”). Cree will retain certain assets used in and pre-closing liabilities associated with the LED Business.

The purchase price for the LED Business consists of (i) a payment of $50 million in cash, subject to customary adjustments, (ii) an unsecured promissory note issued to Cree by SGH in the amount of $125 million (the “Purchase Price Note”), (iii) the potential to receive an earn-out payment of up to $125 million based on the revenue and gross profit performance of the LED Business in the first four full fiscal quarters following the closing (the “Earnout Period”), also payable in the form of a unsecured promissory note of SGH (the “Earnout Note”), and (iv) the assumption of certain liabilities. The Purchase Price Note and the Earnout Note, if earned, will accrue interest at a rate of three-month LIBOR plus 3.0% with interest paid every three months and one bullet payment of principal and all accrued and unpaid interest will be payable on each note’s maturity date. The Purchase Price Note will mature on August 15, 2023, and the Earnout Note, if issued, will mature on the third anniversary of the completion of the Earnout Period.

In connection with the Transaction, Cree and SMART will also enter into certain ancillary and related agreements, including (i) an Intellectual Property Assignment and License Agreement, which will assign to SMART certain intellectual property owned by Cree and its affiliates and license to SMART certain additional intellectual property owned by Cree, (ii) a Transition Services Agreement, which is designed to ensure a smooth transition of the LED Business to SMART, (iii) a Wafer Supply and Fabrication Services Agreement, pursuant to which Cree will supply SMART with certain silicon carbide materials and fabrication services for four years, and (iv) a Real Estate License Agreement, which will allow SMART to use certain premises owned by Cree to conduct the LED Business for a period of up to 24 months after closing.

The Purchase Agreement contains customary representations, warranties and covenants, including covenants to cooperate in seeking regulatory approvals. The Purchase Agreement also requires each of the Company and SMART to indemnify the other party for certain damages that the indemnified party may suffer following the closing of the Transaction.

The completion of the Transaction is subject to the satisfaction or waiver of a number of conditions set forth in the Purchase Agreement, including the receipt of governmental and regulatory consents and approvals and expiration of any mandatory waiting period related thereto, and other customary closing conditions. The Purchase Agreement provides for customary termination rights of the parties and also provides that, in the event the Purchase Agreement is terminated in connection with certain specified regulatory-related circumstances, SMART may be required to pay Cree a termination fee of $4 million.

Item 7.01	Regulation FD Disclosure.

On October 19, 2020, Cree issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 and incorporated by reference into Item 7.01 of this report.

In connection with the announcement of the Purchase Agreement, Cree intends to provide supplemental information regarding the Transaction in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are furnished as Exhibit 99.2 and incorporated by reference into Item 7.01 of this report.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. Furthermore, the information in Item 7.01 of this report shall not be deemed incorporated by reference into the filings of Cree under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 19, 2020
99.2	Investor Presentation, dated October 19, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statements Regarding Forward Looking Statements

This report contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Cree’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the anticipated benefits of the transaction, including future financial and operating performance. Actual results, including with respect to Cree’s ability to complete the transaction on time or at all and Cree’s ability to realize the full purchase price, could differ materially from these forward looking statements due to a number of factors, including, but not limited to, risks associated with divestiture transactions generally, including the inability to obtain, or delays in obtaining, required regulatory approvals, issues, delays or complications in completing carveout activities to allow the LED Business to operate on a standalone basis after the closing, including incurring unanticipated costs to complete such activities; the ability of the LED Business to generate sufficient revenue and gross profit in the first full four quarters post-transaction close to result in payment of the targeted earnout payment or any earnout payment; the ability of SMART to pay the notes used to finance the transaction; risks associated with integration or transition of the operations, systems and personnel of the LED Business, each, as applicable within the term of the post-closing transition services agreement between SMART and Cree; unfavorable reaction to the sale by customers, competitors, suppliers and employees; the risk that costs associated with the transaction will be greater than Cree expects; risks relating to the COVID-19 pandemic that might delay or otherwise impact Cree’s ability to complete the transaction or transition operations and employees as Cree anticipates; and other factors discussed in Cree’s filings with the Securities and Exchange Commission (SEC), including its report on Form 10-K for the fiscal year ended June 28, 2020, and subsequent reports filed with the SEC. These forward-looking statements represent Cree's judgment as of the date hereof. Any forward-looking statements included in this report are as of the date made and Cree does not intend to update them if its views later change. These forward-looking statements should not be relied upon as representing Cree’s views as of any date subsequent to the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: October 19, 2020